UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                       Date of Report :September 16, 2005
                       ----------------------------------
                        (Date of earliest event reported)


                        AMERICAN TECHNICAL CERAMICS CORP.
                        ---------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        DELAWARE                        1-9125                   11-2113382
        --------                        ------                   ----------
(State or Other Jurisdiction        (Commission                 (IRS Employer
     of Incorporation)              File Number)             Identification No.)


                  ONE NORDEN LANE, HUNTINGTON STATION, NY 11746
                  ---------------------------------------------
                    (Address of Principal Executive Offices)


                                 (631) 622-4700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2 (b) under the
         Exchange Act (17 CFR 240.14d-2 (b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4 (c) under the
         Exchange Act (17 CFR 240.13e-4 (c))

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Item 1.01.        Entry into a Material Definitive Agreement.

         The disclosure set forth below under Item 2.03 (Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant) is hereby incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

        On September 16, 2005, American Technical Ceramics Europe AB ("ATC Europe"), a wholly-owned subsidiary of American Technical Ceramics Corp. (the "Company"), obtained a series of five term loans aggregating 12,000,000 Swedish Krona ("SEK") (approximately $1,700,000) from Svenska Handelsbanken, AB (the "Bank"). The loans are unsecured and bear interest at fixed rates ranging from 3.56% to 4.59%. The five loans are each for a principal amount of 2,400,000 SEK and are fully amortizing. The loans mature in one to five years with the first maturing on September 30, 2006 and one other maturing on each succeeding September 30th through 2010. In connection with, and as an inducement for, the Bank's making the loans, the Company entered into a Guaranty and Agreement with the Bank whereby the Company has agreed to guarantee the payment of all of ATC Europe's obligations under the loans.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                            AMERICAN TECHNICAL CERAMICS CORP.
                                            ---------------------------------
                                                      (Registrant)







                                                 /S/ ANDREW R. PERZ
                                                 ------------------
Date:    September 22, 2005                         Andrew R. Perz
                                              Vice President - Finance
                                              (Principal Accounting Officer)